UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2023

ENANTA PHARMACEUTICALS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35839	04-3205099
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Arsenal Street Watertown, Massachusetts	02472
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 607-0800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ENTA	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On April 25, 2023, Enanta Pharmaceuticals, Inc. and OCM Life Sciences Portfolio LP, an investment vehicle of OMERS, one of Canada’s largest defined benefit pension plans, entered into a Royalty Purchase Agreement (the “Agreement”), pursuant to which Enanta sold to OMERS 54.5% of Enanta’s royalty interest in respect of worldwide net sales of MAVYRET®/MAVIRET® (and any other royalty-bearing products that may contain glecaprevir). The purchase price paid to Enanta was $200 million. OMERS right to receive royalty payments is based on net sales of the product beginning in July 2023 through June 2032, or until such earlier date as OMERS has received aggregate royalties (and certain other payments) equal to 1.42 times the purchase price. Enanta retains 45.5% of the MAVYRET/ MAVIRET royalty interest until the cap is hit, at which point 100% of all further royalties revert to Enanta. The royalty interest sold in this transaction stems from Enanta’s existing license agreement with AbbVie Inc. related to protease inhibitors for the treatment of chronic hepatitis C infection.

The Agreement contains certain representations and warranties, covenants, indemnification obligations, and other provisions that are customary for a transaction of this nature.

The foregoing description of the Agreement is not complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On April 25, 2023, Enanta issued a press release announcing entry into the Agreement. A copy of the press release is being furnished with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01 and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1†	Royalty Purchase Agreement between Enanta Pharmaceuticals, Inc. and OCM Life Sciences Portfolio LP dated as of April 25, 2023

99.1	Press release dated April 25, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

†	Portions of this exhibit (indicated by asterisks) have been omitted pursuant to Item 601(b)(10) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENANTA PHARMACEUTICALS, INC.

Date: April 27, 2023	By:	/s/ Paul J. Mellett
Paul J. Mellett Senior Vice President, Finance and Administration and Chief Financial Officer